Exhibit 32.2

                           Certification of Controller
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

        In  connection  with this  quarterly  report on Form  10-QSB  of  United
Tennessee Bankshares, Inc. I, Chris H. Triplett, Controller of United Tennessee Bankshares, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


                1.  The   report  fully   complies   with  the  requirements  of
                    Section 13(a) or 15(d) of the Securities Exchange Act of and

                2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of United Tennessee Bankshares, Inc.

Date: August 12, 2003                             /s/ Chris Triplett
                                                  ------------------------------
                                                  Chris H. Triplett
                                                  Controller